UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

June 8, 2023

Date of report (Date of earliest event reported)

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Agile Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-36464	23-2936302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 College Road East, Suite 310 Princeton, New Jersey (Address of principal executive offices)	08540 (Zip Code)

Registrant's telephone number, including area code (609) 683-1880 (Former name or former address, if changed since last report) ________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	AGRX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed on a Current Report on Form 8-K filed on June 8, 2023 (the “Original 8-K”), at the Annual Meeting of Stockholders of Agile Therapeutics, Inc. (the “Company”) held on June 8, 2023 (the “Annual Meeting”), the Company’s stockholders approved the adoption of the Agile Therapeutics, Inc. 2023 Equity Incentive Plan (the “2023 Plan”). The Original 8-K is hereby supplemented with the below disclosure under Item 5.02 of this Current Report on Form 8-K/A.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Agile Therapeutics, Inc. (the “Company”) held on June 8, 2023 (the “Annual Meeting”), the Company’s stockholders approved the adoption of the Agile Therapeutics, Inc. 2023 Equity Incentive Plan (the “2023 Plan”). A description of the material terms of the 2023 Plan can be found in “Proposal 3: Approval of the Agile Therapeutics, Inc. 2023 Equity Incentive Plan”, in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2023 (the “2023 Proxy Statement”), which description is incorporated herein by reference.

The foregoing description and the description incorporated by reference from the 2023 Proxy Statement is qualified in its entirety by reference to the 2023 Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

Exhibit Number	Description
10.1

Agile Therapeutics, Inc. 2023 Equity Incentive Plan effective June 8, 2023 (incorporated by reference, Exhibit 99.1 to the Company’s Registration Statement on Form S-8, file number 333-272576, filed on June 9, 2023).

104	Cover Page Interactive Data File (Embedded within the Inline XBRL Document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Agile Therapeutics, Inc.

Dated: June 14, 2023	By:	/s/ Alfred Altomari
	Name:	Alfred Altomari
	Title:	Chairperson and Chief Executive Officer